UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 26, 2007
(Date of earliest event reported)


            GE Commercial Mortgage Corporation, Series 2007-C1 Trust
            --------------------------------------------------------
                         (Exact name of issuing entity)


                      General Electric Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Bank of America, National Association
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)


                       German American Capital Corporation
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)


                       Barclays Capital Real Estate, Inc.
                       ----------------------------------
               (Exact name of sponsor as specified in its charter)


                       GE Commercial Mortgage Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-125248-03               02-0666931
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)


     292 Long Ridge Road, Stamford, Connecticut                     06927
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      (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (203) 357-4000
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

      On May 8, 2007, a single series of mortgage pass-through certificates, entitled GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of May 1, 2007, among GE Commercial Mortgage Corporation, as depositor (the "Registrant"), KeyCorp Real Estate Capital Markets Inc., as a servicer with respect to the Mortgage Loans other than the 666 Fifth Avenue Mortgage Loan, the Skyline Portfolio Mortgage Loan, the Pacific Shores Mortgage Loan, the Four Seasons Resort Maui Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan, Bank of America, National Association, as a servicer with respect to the 666 Fifth Avenue Mortgage Loan, LNR Partners, Inc., a Florida corporation, as special servicer with respect to the Mortgage Loans other than the Skyline Portfolio Mortgage Loan, the Pacific Shores Mortgage Loan, the Four Seasons Resort Maui Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan, and Wells Fargo Bank, National Association, a national banking association, as trustee (the "Trustee"). The Certificates consist of 30 classes (each, a "Class") of Certificates, twelve of which Classes are designated as the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class X-P, Class A-M, Class A-J, Class B, Class C and Class D Certificates (collectively, the "Public Certificates"); and eighteen of which Classes are designated as the Class X-C, Class A-MFL, Class A-JFL, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class T, Class R and Class LR Certificates (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 197 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $3,953,465,462. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GECC Mortgage Loans") were acquired by the Registrant from General Electric Capital Corporation ("GECC") pursuant to a Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2007, between the Registrant and GECC, certain of the mortgage loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2007, between the Registrant and GACC, certain of the Mortgage Loans (the "BOANA Mortgage Loans") were acquired by the Registrant from Bank of America, National Association ("BOANA") pursuant to a Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2007, between the Registrant and BOANA and certain of the Mortgage Loans (the "BCRE Mortgage Loans") were acquired by the Registrant from Barclays Capital Real Estate Inc. ("BCRE") pursuant to a Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2007, between the Registrant and BCRE. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GECC, GACC, BOANA and BCRE was derived from the sale of Certificates by the Registrant to Banc of America Securities LLC ("BOA"), an affiliate of BOANA, Deutsche Bank Securities Inc. ("DB"), an affiliate of GACC, Barclays Capital Inc. ("Barclays"), an affiliate of BCRE, Bear, Stearns & Co. Inc. ("Bear Stearns") and Citigroup Global Markets Inc. ("Citigroup") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated April 26, 2007, among the Registrant, BOA, DB, Barclays, Bear Stearns and Citigroup (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated April 26, 2007, among the Registrant, BOA and DB (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On May 8, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 26, 2007, supplementing the Prospectus, dated April 26, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits
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Item 601(a) of
Regulation S-K
Exhibit No.          Description
-----------          -----------
--------------------------------------------------------------------------------

(1.1) Underwriting Agreement, dated April 26, 2007, among GE Commercial Mortgage Corporation, Bank of America Securities LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., Bear, Stearns & Co. Inc. and Citigroup Global Markets Inc.
--------------------------------------------------------------------------------

(4.1) Pooling and Servicing Agreement, dated as of March 1, 2006, among GE Commercial Mortgage Corporation, as depositor, KeyCorp Real Estate Capital Markets Inc., as a servicer, Bank of America, National Association, as a servicer, LNR Partners, Inc., and Wells Fargo Bank, National Association, a national banking association, as trustee.
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(99.1)               Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between GE Commercial Mortgage Corporation and General Electric Capital Corporation.
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(99.2)               Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between GE Commercial Mortgage Corporation and German American Capital Corporation.
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(99.3)               Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between GE Commercial Mortgage Corporation and Bank of America, National Association.
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(99.4)               Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between GE Commercial Mortgage Corporation and Barclays Capital Real Estate Inc.
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(99.5)               Sub-Servicing Agreement, dated as of May 8, 2007, between
                     KeyCorp Real Estate Capital Markets Inc., as servicer, and Bank of America, National Association, as sub-servicer.
--------------------------------------------------------------------------------

(99.6) Sub-Servicing Agreement, dated as of May 8, 2007, between KeyCorp Real Estate Capital Markets Inc, as servicer, and Wachovia Bank, National Association, as sub-servicer.
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE COMMERCIAL MORTGAGE CORPORATION


Date: May 23, 2007



                                   By:/s/ Anuj Gupta
                                      ------------------------------------
                                   Name:  Anuj Gupta
                                   Title: Authorized Signatory

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

1.1              Underwriting Agreement                                 E

4.1              Pooling and Servicing Agreement                        E

99.1             GECC Mortgage Loan Purchase Agreement                  E

99.2             GACC Mortgage Loan Purchase Agreement                  E

99.3             BOANA Mortgage Loan Purchase Agreement                 E

99.4             BCRE Mortgage Loan Purchase Agreement

99.5             Sub-Servicing Agreement, dated as of                   E
                 May 8, 2007, between KeyCorp Real Estate
                 Capital Markets Inc., as servicer, and
                 Bank of America, National Association,
                 as sub-servicer.

99.6             Sub-Servicing Agreement, dated as of                   E
                 May 8, 2007, between KeyCorp Real Estate
                 Capital Markets Inc, as servicer, and
                 Wachovia Bank, National Association, as
                 sub-servicer.